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                                                                EXHIBIT NO. 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 2, 1999 relating to the financial statements of the Thrift Plan for Employees of Conoco Inc., which appears in the Plan's Annual Report on Form 11-K for the year ended December 31, 1998.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
June 15, 1999